Exhibit 32.0

                                 CERTIFICATIONS

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

      The undersigned executive officers of PFS Bancorp, Inc. (the "Registrant") hereby certify that the Registrant's Form 10-KSB for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 29, 2005                    /s/ Mel E. Green
                                        ----------------------------------------
                                        Name: Mel E. Green
                                        Title: President and Chief Executive
                                                 Officer


Date: March 29, 2005                    /s/ Stuart M. Suggs
                                        ----------------------------------------
                                        Name: Stuart M. Suggs
                                        Title: Corporate Treasurer, Chief
                                                 Operating Officer and Chief
                                                 Financial Officer

A signed original of this written statement required by Section 906 has been provided to PFS Bancorp, Inc. and will be retained by PFS Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.